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                                                                  Exhibit 10.343


                             ASSIGNMENT OF CONTRACT

     FOR VALUE RECEIVED, Inland Real Estate Acquisitions, Inc., an Illinois corporation ("Assignor"), hereby sells, assigns and transfers to Inland Western Easton Forks Town DST, a Delaware statutory trust, Assignee, all of Assignor's right, title and interest in, to and under that certain purchase and sale contract dated April 8, 2004, which was amended by the terms and provisions of that certain Amendment to Contract between the parties dated May 16, 2004 and that certain Second Amendment to Contract between the parties dated June 3, 2004 (collectively the "Contract"), for the purchase and sale of the Forks Town Shopping Center located at 301 Town Center Boulevard, Easton, Pennsylvania.

     IN WITNESS WHEREOF, the Assignor has duly executed this Assignment as of the 18th day of June, 2004.

                                    ASSIGNOR:


                                    INLAND REAL ESTATE ACQUISITIONS,
                                    INC., an Illinois corporation


                                    By:  /s/ G. Joseph Cosenza
                                        ---------------------------
                                        G. Joseph Cosenza
                                        President


                      ACCEPTANCE OF ASSIGNMENT OF CONTRACT

     The undersigned, Inland Western Easton Forks Town DST, a Delaware statutory trust, Assignee, hereby accepts the foregoing Assignment of Contract and assumes all obligations of the buyer thereunder.

Dated: June 18, 2004
                                    ASSIGNEE:

                                    INLAND WESTERN  EASTON  FORKS
                                    TOWN DST, a Delaware statutory trust

                                    By: Inland Western Retail Real Estate Trust,
                                        Inc., a Maryland corporation, as
                                        Signatory Trustee

                                    By:   /s/ Valerie Medina
                                        ---------------------------
                                        Valerie Medina
                                        Assistant Secretary